Exhibit T3A.19

[logo:] Registrars OF SPAIN

Interactive Commercial Information of the Commercial Registries of Spain

MADRID Commercial Registry

Issued: 10/02/2025 at 17:33 hours.

For any queries regarding the request you have just made, remember the assigned application number:

Application no.: N94ZZ07Z

Index of requested headings:

•	General data

•	Current presentation entries

•	Special situations

•	Share capital

•	Directors and company officers

•	Auditors

•	Legal representative

•	List of registered acts published in the BORME [Official Gazette of the Spanish Commercial Registry]

•	Deposit of annual accounts

•	Legalised books

General data	Index

Name:	INTRUM HOLDING SPAIN SA

Start date of operations:	24/01/2011

Corporate address:	C/ VIA DE LOS POBLADOS 3 - EDIFICIO 1, PARQUE EMPRESARIAL CRISTALIA MADRID 28-MADRID

Duration:	Indefinite

N.I.F. [tax ID]:	A86128147 EUID: ES28065.081067990

LAW code:	9598005SNSD7LY9WQ479

Registry data:	Folio M-512458 Volume 28461 Page 139 IRUS [Unique company registration identifier]: 1000286435671

Object of the company:	PROVISION OF DEBT COLLECTION SERVICES, CREDIT INFORMATION, FINANCIAL ANALYSIS AND PURCHASE AND RECOVERY OF DEBT PORTFOLIOS.....

C.N.A.E. [National Classification of Economic Activities]:	8291 - Activities of collection and commercial information agencies

Structure of the body:	Board of Directors

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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by accessing the original electronic file of the issuing body at the following address:

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Sole shareholder:	The company on this folio is a sole proprietorship, its sole shareholder being INTRUM HOLDING SPAIN SA, with NIF [tax identification number] N0303885H.

Last accounting deposit:	2023

Current presentation entries		Index

Document Journal:	Data updated on 10/02/2025, at 17:00 hours

Journal: 2024 Entry: 81838 Filing date: 20/12/2024 Deed date: 04/12/2024 Notary public: GUTIERREZ MORENO PEDRO LUIS Residence: MADRID - MADRID Protocol: 2024/2956 This document has been withdrawn by the interested party since 27/11/2024

Journal of accounts:	Data updated on 10/02/2025, at 09:00 hours

Journal/entry: No current filing entries

Journal of books:	Data updated on 10/02/2025, at 17:00 hours

Journal/entry: No current filing entries

Journal of auditors and experts:	Data updated on 10/02/2025, at 17:00 hours

Journal/entry: No current filing entries

Special situations		Index

There are no special situations

Share capital		Index

Subscribed capital:	3,314,468.00 Euros.

Paid-up capital:	3,314,468.00 Euros.

Directors and company officers		Index

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Name:	ARANGUREN DELGADO JAVIER

DNI [ID]:	44580043V

Position:	Adviser

Date of appointment:	27/08/2019

Duration:	27/08/2025

Registration:	78

Registration date:	26/09/2019

Deed date:	16/09/2019

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2019/2209

Name:	TELLADO NOGUEIRA ENRIQUE

DNI:	33316316B

Position:	Adviser

Date of appointment:	18/12/2023

Duration:	18/12/2029

Registration:	114

Registration date:	22/02/2024

Deed date:	12/01/2024

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/34

Name:	ARANGUEZ CORTES ANA

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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DNI:	05915557A

Position:	Adviser

Date of appointment:	14/03/2024

Duration:	14/03/2030

Registration:	120

Registration date:	03/06/2024

Deed date:	19/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/1097

Name:	INTRUM AB PUBL

DNI:	N0303885H

Position:	Sole shareholder

Date of appointment:	20/09/2019

Duration:	Indefinite

Registration:	79

Registration date:	27/09/2019

Deed date:	20/09/2019

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2019/2512

Name:	ZHU CAO JIE

DNI:	29621392Z

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Position:	Deputy Secretary

Date of appointment:	14/03/2024

Registration:	120

Registration date:	03/06/2024

Deed date:	19/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/1097

Residence:	MADRID - MADRID

Protocol number:	2024/1097

Name:	SUAREZ GARNELO ANA

DNI:	70056285X

Position:	Secretary

Date of appointment:	14/03/2024

Registration:	120

Registration date:	03/06/2024

Deed date:	19/03/2024

Deed date:	20/09/2019

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/1097

Name:	ARANGUREN DELGADO JAVIER

DNI:	44580043V

Position:	Vice-President

Date of appointment:	14/03/2024

Duration:	27/08/2025

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Registration:	120

Registration date:	03/06/2024

Deed date:	19/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/1097

Name:	TELLADO NOGUEIRA ENRIQUE

DNI:	33316316B

Position:	President

Date of appointment:	14/03/2024

Duration:	18/12/2029

Registration:	120

Registration date:	03/06/2024

Deed date:	19/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/1097

Name:	TELLADO NOGUEIRA ENRIQUE

DNI:	33316316B

Position:	Joint Managing Director

Date of appointment:	18/12/2023

Duration:	18/12/2029

Registration:	114

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Date of registration:	22/02/2024

Date of deed:	12/01/2024

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/34

Date of registration:	22/02/2024

Pursuant to Article 145.1 of the Commercial Registry Regulations, the appointment of directors expires when the next general meeting is held after the expiry of the term of office or the statutory period for holding the meeting to approve the previous year’s accounts has expired.

Auditors		Index

Name:	DELOITTE AUDITORES SL (Auditor)

DNI:	B79104469

Date of appointment:	11/11/2024

Duration:	Year 2024-2024

Registration:	126

Registration date:	23/12/2024

Deed date:	02/12/2024

Notary public /Certifying Officer:	NON-BOARD MEMBER SECRETARY

Residence:	MADRID - MADRID

Legal representative		Index

Name:	RUIZ CABRERA CARLOS (Legal representative)

DNI:	74682769K

Date of appointment:	23/03/2015

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Duration:	Indefinite

Registration:	22

Registration date:	14/04/2015

Deed date:	08/04/2015

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2015/950

Name:	ARANGUREN DELGADO JAVIER (Legal representative)

DNI:	44580043V

Date of appointment:	15/06/2015

Duration:	Indefinite

Registration:	26

Registration date:	30/06/2015

Deed date:	17/06/2015

Notary public/Certifying Officer:	MIGUEL ROSES MARIA ROSARIO DE

Residence:	MADRID - MADRID

Protocol number:	2015/1351

Name:	ARANGUREN DELGADO FRANCISCO JAVIER (Legal representative)

DNI:	44580043V

Date of appointment:	23/06/2015

Duration:	Indefinite

Registration:	27

Registration date:	01/07/2015

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Deed date:	23/06/2015

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2015/1963

Name:	AMANTEGUI LORENZO JAVIER (Joint and several representative)

DNI:	7859092S

Date of appointment:	15/06/2015

Duration:	Indefinite

Registration:	28

Registration date:	02/07/2015

Deed date:	16/06/2015

Notary public/Certifying Officer:	MIGUEL ROSES MARIA ROSARIO DE

Residence:	MADRID - MADRID

Protocol number:	2015/1335

Name:	MARTIN SAINZ JORGE (Joint and several representative)

DNI:	51102435T

Date of appointment:	15/06/2015

Duration:	Indefinite

Registration:	28

Registration date:	02/07/2015

Deed date:	16/06/2015

Notary public/Certifying Officer:	MIGUEL ROSES MARIA ROSARIO DE

Residence:	MADRID - MADRID

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Protocol number:	2015/1335

Name:	ALVAREZ DE MON GONZALEZ MELCHOR (Joint and several representative).

DNI:	05305053B

Date of appointment:	15/06/2015

Duration:	Indefinite

Registration:	28

Registration date:	02/07/2015

Deed date:	16/06/2015

Notary public/Certifying Officer:	MIGUEL ROSES MARIA ROSARIO DE

Residence:	MADRID - MADRID

Protocol number:	2015/1335

Name:	BARREDO ALVAREZ MIGUEL (Joint and several representative)

DNI:	34265612M

Date of appointment:	15/06/2015

Duration:	Indefinite

Registration:	28

Registration date:	02/07/2015

Deed date:	16/06/2015

Notary public/Certifying Officer:	MIGUEL ROSES MARIA ROSARIO DE

Residence:	MADRID - MADRID

Protocol number:	2015/1335

Name	ARANGUREN DELGADO JAVIER (Legal representative)

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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DNI:	44580043V

Date of appointment:	18/11/2015

Duration:	Indefinite

Registration:	33

Registration date:	17/12/2015

Deed date:	10/12/2015

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2015/4083

Name:	ZURBANO LOPEZ ALEJANDRO (Legal representative)

DNI:	11804008V

Date of appointment:	18/11/2015

Duration:	Indefinite

Registration:	33

Registration date:	17/12/2015

Deed date:	10/12/2015

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2015/4083

Name:	ZURBANO LOPEZ ALEJANDRO (Legal representative)

DNI:	11804008V

Date of appointment:	18/11/2015

Duration:	Indefinite

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Registration:	34

Registration date:	17/12/2015

Deed date:	10/12/2015

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2015/4084

Name:	RUIZ CABRERA CARLOS ADOLFO (Legal representative)

DNI:	74682769K

Date of appointment:	16/03/2016

Duration:	Indefinite

Registration:	38

Registration date:	21/03/2016

Deed date:	16/03/2016

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2016/740

Name:	GARCIA ALBACETE ESTEBAN (Joint and several representative)

DNI:	50454903X

Date of appointment:	16/03/2016

Duration:	Indefinite

Registration:	39

Registration date:	21/03/2016

Deed date:	16/03/2016

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2016/741

Name:	SANCHEZ FERNANDEZ EVA (Joint and several representative)

DNI:	52411821L

Date of appointment:	16/03/2016

Duration:	Indefinite

Registration:	39

Registration date:	21/03/2016

Deed date:	16/03/2016

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2016/741

Name:	ARANGUREN DELGADO JAVIER (Joint and several representative)

DNI:	44580043V

Date of appointment:	16/03/2016

Duration:	Indefinite

Registration:	39

Registration date:	21/03/2016

Deed date:	16/03/2016

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2016/741

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Name:	ZURBANO LOPEZ ALEJANDRO (Joint representative)

DNI:	11804008V

Date of appointment:	16/03/2016

Duration:	Indefinite

Registration:	39

Registration date:	21/03/2016

Deed date:	16/03/2016

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2016/741

Name:	RUIZ CABRERA CARLOS ADOLFO (Joint and several representative)

DNI:	74682769K

Date of appointment:	16/03/2016

Duration:	Indefinite

Registration:	39

Registration date:	21/03/2016

Deed date:	16/03/2016

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2016/741

Name:	RUIZ CABRERA CARLOS ADOLFO (Joint representative)

DNI:	74682769K

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Date of appointment:	23/12/2016

Duration:	Indefinite

Registration:	46

Registration date:	04/01/2017

Deed date:	23/12/2016

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2016/2653

Name:	ARANGUREN DELGADO JAVIER (Joint representative)

DNI:	44580043V

Date of appointment:	23/12/2016

Duration:	Indefinite

Registration:	46

Registration date:	04/01/2017

Deed date:	23/12/2016

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2016/2653

Name:	GARCIA ALBACETE ESTEBAN (Joint representative)

DNI:	50454903X

Date of appointment:	23/12/2016

Duration:	Indefinite

Registration:	46

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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[logo:] Registrars OF SPAIN

Registration date:	04/01/2017

Deed date:	23/12/2016

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2016/2653

Name:	GONZALEZ LOPEZ JOAQUIN (Joint and several representative)

DNI:	20255283B

Date of appointment:	23/12/2016

Duration:	Indefinite

Registration:	46

Registration date:	04/01/2017

Deed date:	23/12/2016

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2016/2653

Name:	HERNANDEZ INIESTA CONSUELO (Joint and several representative)

DNI:	50213366L

Date of appointment:	03/04/2017

Duration:	Indefinite

Registration:	47

Registration date:	07/04/2017

Deed date:	03/04/2017

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Residence:	MADRID - MADRID

Protocol number:	2016/653

Name:	ZURBANO LOPEZ ALEJANDRO (Legal representative)

DNI:	11804008V

Date of appointment:	13/06/2017

Duration:	Indefinite

Registration:	52

Registration date:	28/06/2017

Deed date:	23/06/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/1101

Name:	RUIZ CABRERA CARLOS (Joint and several representative)

DNI:	74682769K

Date of appointment:	13/06/2017

Duration:	Indefinite

Registration:	53

Registration date:	28/06/2017

Deed date:	23/06/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/1102

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Name:	ARANGUREN DELGADO JAVIER (Joint and several representative)

DNI:	44580043V

Date of appointment:	13/06/2017

Duration:	Indefinite

Registration:	53

Registration date:	28/06/2017

Deed date:	23/06/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/1102

Name:	RUIZ CABRERA CARLOS (Joint and several representative)

DNI:	74682769K

Date of appointment:	13/06/2017

Duration:	Indefinite

Registration:	54

Registration date:	28/06/2017

Deed date:	23/06/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/1103

Name:	GONZALEZ LOPEZ JOAQUIN (Joint and several representative)

DNI:	20255283B

Date of appointment:	13/06/2017

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Duration:	Indefinite

Registration:	54

Registration date:	28/06/2017

Deed date:	23/06/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/1103

Name:	ZURBANO LOPEZ ALEJANDRO (Joint representative)

DNI:	11804008V

Date of appointment:	27/10/2017

Duration:	Indefinite

Registration:	56

Registration date:	03/11/2017

Deed date:	27/10/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/2015

Name:	RASCÓN SAN MIGUEL PAULINA (Joint and several representative)

DNI:	03466932G

Date of appointment:	27/10/2017

Duration:	Indefinite

Registration:	56

Registration date:	03/11/2017

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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[logo:] Registrars OF SPAIN

Deed date:	27/10/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/2015

Name:	GONZALEZ LOPEZ JOAQUIN (Joint and several representative)

DNI:	20255283B

Date of appointment:	27/10/2017

Duration:	Indefinite

Registration:	57

Registration date:	04/11/2017

Deed date:	27/10/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/2016

Name:	ARANGUREN DELGADO JAVIER (Joint and several representative)

DNI:	44580043V

Date of appointment:	27/10/2017

Duration:	Indefinite

Registration:	57

Registration date:	04/11/2017

Deed date:	27/10/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Protocol number:	2017/2016

Name:	HERNANDEZ MARTINEZ DARIO (Joint and several representative)

DNI:	34811503Z

Date of appointment:	27/10/2017

Duration:	Indefinite

Registration:	57

Registration date:	04/11/2017

Deed date:	27/10/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/2016

Name:	RUIZ CABRERA CARLOS ADOLFO (Joint and several representative)

DNI:	74682769K

Date of appointment:	27/10/2017

Duration:	Indefinite

Registration:	57

Registration date:	04/11/2017

Deed date:	27/10/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/2016

Name:	RUIZ CABRERA CARLOS ADOLFO (Joint and several representative)

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

DNI:	50454903X

Date of appointment:	27/10/2017

Duration:	Indefinite

Registration:	57

Registration date:	04/11/2017

Deed date:	27/10/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/2016

Name:	RUIZ CABRERA CARLOS ADOLFO (Legal representative)

DNI:	74682769K

Date of appointment:	27/10/2017

Duration:	Indefinite

Registration:	58

Registration date:	04/11/2017

Deed date:	27/10/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/2017

Name:	GARCIA ALBACETE ESTEBAN (Legal representative)

DNI:	50454903X

Date of appointment:	27/10/2017

Duration:	Indefinite

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration:	58

Registration date:	04/11/2017

Deed date:	27/10/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/2017

Name:	MORANTE CALVO EVA (Legal representative)

DNI:	47018073R

Date of appointment:	16/04/2018

Duration:	Indefinite

Registration:	63

Registration date:	24/04/2018

Deed date:	16/04/2018

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2018/1006

Name:	FERNANDEZ ESPEJEL FRANCISCO JAVIER (Joint representative)

DNI:	02530640L

Date of appointment:	20/06/2018

Duration:	Indefinite

Registration:	69

Registration date:	06/07/2018

Deed date:	27/06/2018

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2018/2003

Name:	ARANGUREN DELGADO JAVIER (Joint representative)

DNI:	44580043V

Date of appointment:	20/06/2018

Duration:	Indefinite

Registration:	69

Registration date:	06/07/2018

Deed date:	27/06/2018

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2018/2003

Name:	RASCÓN SAN MIGUEL PAULINA (Joint representative)

DNI:	03466932G

Date of appointment:	20/06/2018

Duration:	Indefinite

Registration:	69

Registration date:	06/07/2018

Deed date:	27/06/2018

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2018/2003

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	RUIZ CABRERA CARLOS (Joint representative)

DNI:	74682769K

Date of appointment:	20/06/2018

Duration:	Indefinite

Registration:	69

Registration date:	06/07/2018

Deed date:	27/06/2018

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2018/2003

Name:	ZURBANO LOPEZ ALEJANDRO (Joint representative)

DNI:	11804008V

Date of appointment:	20/06/2018

Duration:	Indefinite

Registration:	69

Registration date:	06/07/2018

Deed date:	27/06/2018

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2018/2003

Name:	ZURBANO LOPEZ ALEJANDRO (Joint and several representative)

DNI:	11804008V

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Date of appointment:	20/06/2018

Duration:	Indefinite

Registration:	69

Registration date:	06/07/2018

Deed date:	27/06/2018

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2018/2003

Name:	PRADA MORA ALBERTO (Joint and several representative)

DNI:	44455005F

Date of appointment:	18/06/2019

Duration:	Indefinite

Registration:	76

Registration date:	27/06/2019

Deed date:	18/06/2019

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2019/1506

Name:	GOMEZ ARCOS JAVIER (Joint and several representative)

DNI:	49052787C

Date of appointment:	18/06/2019

Duration:	Indefinite

Registration:	76

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration date:	27/06/2019

Deed date:	18/06/2019

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2019/1506

Name:	MARCOS CACERES DIANA (Joint and several representative)

DNI:	12336821N

Date of appointment:	18/06/2019

Duration:	Indefinite

Registration:	76

Registration date:	27/06/2019

Deed date:	18/06/2019

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2019/1506

Name:	MARTINEZ-BLANCO CORDOBA JOSE ISRAEL (Joint and several representative)

DNI:	51905944G

Date of appointment:	27/11/2019

Duration:	Indefinite

Registration:	80

Registration date:	28/02/2020

Deed date:	24/01/2020

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Residence:	MADRID - MADRID

Protocol number:	2020/149

Name:	PEREZ MONTERRUBIO PATRICIA (Joint and several representative)

DNI:	16581921W

Date of appointment:	01/06/2020

Duration:	Indefinite

Registration:	82

Registration date:	29/06/2020

Deed date:	01/06/2020

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2020/740

Name:	PEREZ MONTERRUBIO PATRICIA (Joint representative)

DNI:	16581921W

Date of appointment:	01/06/2020

Duration:	Indefinite

Registration:	82

Registration date:	29/06/2020

Deed date:	01/06/2020

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2020/740

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	CEDENA SANCHEZ-CABEZUDO BEGOÑA (Joint representative)

DNI:	52115428G

Date of appointment:	04/08/2020

Duration:	Indefinite

Registration:	84

Registration date:	25/08/2020

Deed date:	04/08/2020

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2020/1322

Name:	PEREZ MONTERRUBIO PATRICIA (Joint representative)

DNI:	16581921W

Date of appointment:	18/01/2021

Duration:	Indefinite

Registration:	86

Registration date:	15/02/2021

Deed date:	18/01/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/41

Name:	MARTINEZ-BLANCO CORDOBA JOSE ISRAEL (Legal representative)

DNI:	51905944G

Date of appointment:	16/11/2020

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Duration:	Indefinite

Registration:	87

Registration date:	26/03/2021

Deed date:	17/11/2020

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2020/2175

Name:	BELLOSTA RIGO JOSE LUIS (Legal representative)

DNI:	50840381P

Date of appointment:	05/04/2021

Duration:	Indefinite

Registration:	91

Registration date:	04/05/2021

Deed date:	15/04/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/804

Name:	PEREZ MONTERRUBIO PATRICIA (Legal representative)

DNI:	16581921W

Date of appointment:	12/11/2021

Duration:	Indefinite

Registration:	96

Registration date:	24/11/2021

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Deed date:	12/11/2021

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2021/2840

Name:	GONZALEZ QUEVEDO VICTOR (Legal representative)

DNI:	03472613G

Date of appointment:	12/11/2021

Duration:	Indefinite

Registration:	96

Registration date:	24/11/2021

Deed date:	12/11/2021

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2021/2840

Name:	GASCON CARUS JOSE MANUEL (Legal representative)

DNI:	52539326N

Date of appointment:	12/11/2021

Duration:	Indefinite

Registration:	96

Registration date:	24/11/2021

Deed date:	12/11/2021

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Protocol number:	2021/2840

Name:	RUIZ CABRERA CARLOS (Legal representative)

DNI:	74682769K

Date of appointment:	12/11/2021

Duration:	Indefinite

Registration:	96

Registration date:	24/11/2021

Deed date:	12/11/2021

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2021/2840

Name:	GONZALEZ GARCIA RAFAEL (Legal representative)

DNI:	02910649E

Date of appointment:	12/11/2021

Duration:	Indefinite

Registration:	96

Registration date:	24/11/2021

Deed date:	12/11/2021

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2021/2840

Name:	FERRER-BONSOMS TRIGUEROS ERNESTO (Joint and several representative)

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

DNI:	47720524D

Date of appointment:	31/01/2022

Duration:	Indefinite

Registration:	98

Registration date:	11/02/2022

Deed date:	31/01/2022

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2022/225

Name:	CASADO SORIANO SANTIAGO JOSÉ (Joint and several representative)

DNI:	53414198X

Date of appointment:	08/03/2022

Duration:	Indefinite

Registration:	99

Registration date:	17/03/2022

Deed date:	08/03/2022

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2022/586

Name:	BOTE RUIZ ISABEL (Legal representative)

DNI:	09180746C

Date of appointment:	05/04/2022

Duration:	Indefinite

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration:	100

Registration date:	08/04/2022

Deed date:	05/04/2022

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2022/844

Name:	GIL MONEDERO PEDRO PABLO (Legal representative)

DNI:	50898369J

Date of appointment:	05/04/2022

Duration:	Indefinite

Registration:	100

Registration date:	08/04/2022

Deed date:	05/04/2022

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2022/844

Name:	SAAVEDRA GOMEZ DE LAS HERAS ANGEL VICENTE (Joint and several representative)

DNI:	50897197Z

Date of appointment:	19/09/2023

Duration:	Indefinite

Registration:	108

Registration date:	05/10/2023

Deed date:	19/09/2023

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2023/2409

Name:	MARCOS CACERES DIANA (Joint and several representative)

DNI:	12336821N

Date of appointment:	19/09/2023

Duration:	Indefinite

Registration:	108

Registration date:	05/10/2023

Deed date:	19/09/2023

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2023/2409

Name:	DE BLAS VITALLER MARIA (Joint and several representative)

DNI:	02550139Z

Date of appointment:	19/09/2023

Duration:	Indefinite

Registration:	108

Registration date:	05/10/2023

Deed date:	19/09/2023

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2023/2409

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	TOMAS RUIZ LORENA MARIA (Joint and several representative)

DNI:	75798300Y

Date of appointment:	19/09/2023

Duration:	Indefinite

Registration:	108

Registration date:	05/10/2023

Deed date:	19/09/2023

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2023/2409

Name:	GOMEZ ARCOS JAVIER (Joint and several representative)

DNI:	49052787C

Date of appointment:	19/09/2023

Duration:	Indefinite

Registration:	108

Registration date:	05/10/2023

Deed date:	19/09/2023

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2023/2409

Name:	CIUDAD ENRIQUEZ DANIEL (Joint and several representative)

DNI:	47285190L

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Date of appointment:	19/09/2023

Duration:	Indefinite

Registration:	108

Registration date:	05/10/2023

Deed date:	19/09/2023

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2023/2409

Name:	MERLADET ARTIACH IÑIGO (Legal representative)

DNI:	02914914D

Date of appointment:	17/11/2023

Duration:	Indefinite

Registration:	109

Registration date:	22/12/2023

Deed date:	17/11/2023

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2023/2964

Name:	ARANGUEZ CORTES ANA (Joint and several representative)

DNI:	05915557A

Date of appointment:	21/12/2023

Duration:	Indefinite

Registration:	111

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration date:	11/02/2024

Deed date:	21/12/2023

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2023/3489

Name:	ARANGUEZ CORTES ANA (Joint and several representative)

DNI:	05915557A

Date of appointment:	21/12/2023

Duration:	Indefinite

Registration:	112

Registration date:	11/02/2024

Deed date:	21/12/2023

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2023/3490

Name:	RASCÓN SAN MIGUEL PAULINA (Legal representative)

DNI:	03466932G

Date of appointment:	05/03/2024

Duration:	Indefinite

Registration:	115

Registration date:	12/04/2024

Deed date:	05/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Residence:	MADRID - MADRID

Protocol number:	2023/3489

Name:	POZUELO TEJEDOR ELENA (Legal representative)

DNI:	10198427C

Date of appointment:	05/03/2024

Duration:	Indefinite

Registration:	115

Registration date:	12/04/2024

Deed date:	05/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/890

Name:	SUAREZ GARNELO ANA (Legal representative)

DNI:	70056285X

Date of appointment:	05/03/2024

Duration:	Indefinite

Registration:	115

Registration date:	12/04/2024

Deed date:	05/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/890

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	RASCON SAN MIGUEL PAULINA (Legal representative)

DNI:	03466932G

Date of appointment:	05/03/2024

Duration:	Indefinite

Registration:	116

Registration date:	12/04/2024

Deed date:	05/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/891

Name:	CORCOBADO LUENGO CARLOS (Legal representative)

DNI:	50477553M

Date of appointment:	05/03/2024

Duration:	Indefinite

Registration:	117

Registration date:	12/04/2024

Deed date:	05/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/892

Name:	ALAMEDA CORTELL BORJA (Legal representative)

DNI:	53392649N

Date of appointment:	05/03/2024

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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by accessing the original electronic file of the issuing body at the following address:

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Duration:	Indefinite

Registration:	117

Registration date:	12/04/2024

Deed date:	05/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/892

Name:	FARIÑA VILLAVERDE JORGE ANTONIO (Legal representative)

DNI:	35292817F

Date of appointment:	31/07/2024

Duration:	Indefinite

Registration:	122

Registration date:	09/10/2024

Deed date:	31/07/2024

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2024/1995

Name:	FARIÑA VILLAVERDE JORGE ANTONIO (Legal representative)

DNI:	35292817F

Date of appointment:	31/07/2024

Duration:	Indefinite

Registration:	122

Registration date:	09/10/2024

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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by accessing the original electronic file of the issuing body at the following address:

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Deed date:	31/07/2024

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2024/1994

Name:	PRIETO MUÑOZ JUAN RAMÓN (Legal representative)

DNI:	05427120V

Date of appointment:	08/10/2024

Duration:	Indefinite

Registration:	125

Registration date:	14/11/2024

Deed date:	08/10/2024

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2024/2426

List of registered acts published in the BORME		Index

Registration 126

Date of publication: 03/01/25. Gazette no. 2. Reference no: 00021102025. Registered on Folio M-00512458 volume 0, page 0. Deed authorised before the Notary public NON-BOARD MEMBER SECRETARY dated 02/12/2024, in MADRID

Date of registration: 23/12/2024

Registered acts:

Re-election of a statutory auditor.

Registration 125	Date of publication: 21/11/24. Gazette no. 225. Reference no: 05018902024. Registered on Folio M-00512458 volume 0, page 0. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 08/10/2024, number 2024/2426 in MADRID Date of registration:

14/11/2024 Registered acts: Granting of powers of attorney.

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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Registration 124

Date of publication: 21/11/24. Gazette no. 225. Reference no: 05018892024. Registered on Folio M-00512458 volume 0, page 0. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 08/10/2024, number 2024/2445 in MADRID Date of registration:

14/11/2024

Registered acts:

Revocation of powers of attorney.

Revocation of powers of attorney.

Registration 123

Date of publication: 17/10/24. Gazette no. 201. Reference no: 04429272024. Registered on Folio M-00512458 volume 0, page 0. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 31/07/2024, number 2024/1994 in MADRID Date of registration:

09/10/2024

Registered acts:

Granting of powers of attorney.

Registration 122

Date of publication: 17/10/24. Gazette no. 201. Reference no: 04429262024. Registered on Folio M-00512458 volume 0, page 0. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 31/07/2024, number 2024/1995 in MADRID Date of registration:

09/10/2024

Registered acts:

Granting of powers of attorney.

Registration 121

Date of publication: 17/10/24. Gazette no. 201. Reference no: 04429252024. Registered on Folio M-00512458 volume 0, page 0. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 31/07/2024, number 2024/2017 in MADRID Date of registration:

09/10/2024

Registered acts:

Revocation of powers of attorney.

Revocation of powers of attorney.

Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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by accessing the original electronic file of the issuing body at the following address:

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Law 11/2023. Opening of electronic page.

Registration 120

Date of publication: 10/06/24. Gazette no. 110. Reference no: 02610732024. Registered on Folio M-00512458 volume 0, page 0. Deed authorised before the Notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 19/03/2024, number 2024/1097 in MADRID Date of registration: 03/06/2024

Registered acts:

Appointment of a member of an administrative body.

Appointment of a member of an administrative body.

Appointment of a member of an administrative body.

Resignation of a member of an administrative body.

Resignation of a member of an administrative body.

Resignation of a member of an administrative body.

Resignation of a member of an administrative body.

Resignation of a member of an administrative body.

Appointment to post.

Appointment to post.

Dismissal from post.

Registration 119

Date of publication: 07/06/24. Gazette no. 109. Reference no: 02597542024. Registered on Folio M-00512458 volume 0, page 0. Deed authorised before the Notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 19/03/2024, number 2024/1093 in MADRID Date of registration:

31/05/2024

Registered acts:

Revocation of powers of attorney.

Law 11/2023. Opening of electronic page.

Registration 118

Date of publication: 19/04/24. Gazette no. 77. Reference no: 01884652024. Registered on Folio M-00512458 volume 36583, page 035. Deed authorised before the Notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 05/03/2024, number 2024/894 in MADRID Date of registration: 12/04/2024

Registered acts:

Revocation of powers of attorney.

Revocation of powers of attorney.

Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

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Revocation of powers of attorney.

Registration 117

Date of publication: 19/04/24. Gazette no. 77. Reference no: 01884642024. Registered on Folio M-00512458 volume 36583, page 034. Deed authorised before the Notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 05/03/2024, number 2024/892 in MADRID Date of registration:

12/04/2024

Registered acts:

Granting of powers of attorney.

Granting of powers of attorney.

Granting of powers of attorney

Registration 116

Date of publication: 19/04/24. Gazette no. 77. Reference no: 01884632024. Registered on Folio M-00512458 volume 36583, page 034. Deed authorised before the Notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 05/03/2024, number 2024/891 in MADRID Date of registration:

12/04/2024

Registered acts:

Granting of powers of attorney.

Registration 115

Date of publication: 19/04/24. Gazette no. 77. Reference no: 01884622024. Registered on Folio M-00512458 volume 36583, page 033. Deed authorised before the Notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 05/03/2024, number 2024/890 in MADRID Date of registration: 12/04/2024

Registered acts:

Granting of powers of attorney.

Granting of powers of attorney.

Granting of powers of attorney.

Granting of powers of attorney.

Registration 114

Date of publication: 29/02/24. Gazette no. 43. Reference no: 01058282024. Registered on Folio M-00512458 volume 36583, page 032. Deed authorised before the Notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 12/01/2024, number 2024/34 in MADRID Date of registration:

22/02/2024

Registered acts:

Appointment of a member of an administrative body.

Appointment of a member of an administrative body.

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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by accessing the original electronic file of the issuing body at the following address:

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Registration 113	Date of publication: 29/02/24. Gazette no. 43. Reference no: 01058272024. Registered on Folio M-00512458 volume 36583, page 032. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 21/12/2023, number 2023/3506 in MADRID Date of registration: 22/02/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 112	Date of publication: 16/02/24. Gazette no. 34. Reference no: 00841812024. Registered on Folio M-00512458 volume 36583, page 032. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 21/12/2023, number 2023/3490 in MADRID Date of registration: 11/02/2024
Registered acts:
Granting of powers of attorney.

Registration 111	Date of publication: 16/02/24. Gazette no. 34. Reference no: 00841802024. Registered on Folio M-00512458 volume 36583, page 031. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 21/12/2023, number 2023/3489 in MADRID Date of registration: 11/02/2024
Registered acts:
Granting of powers of attorney.

Registration 110	Date of publication: 02/01/24. Gazette no. 1. Reference no: 00014132024. Registered on Folio M-00512458 volume 36583, page 031. Deed authorised before the Notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/2973 in MADRID Date of registration: 22/12/2023
Registered acts:
Revocation of powers of attorney.

Registration 109	Date of publication: 02/01/24. Gazette no. 1. Reference no: 00014122024. Registered on Folio M-00512458 volume 36583, page 030. Deed authorised before the Notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/2964 in MADRID Date of registration: 22/12/2023
Registered acts:

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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by accessing the original electronic file of the issuing body at the following address:

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Granting of powers of attorney.

Registration 108	Date of publication: 13/10/23. Gazette no. 196. Reference no: 04377892023. Registered on Folio M-00512458 volume 36583, page 030. Deed authorised before the Notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 19/09/2023, number 2023/2409 in MADRID Date of registration: 05/10/2023
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Registration 107	Date of publication: 14/07/23. Gazette no. 133. Reference no: 03209152023. Registered on Folio M-00512458 volume 36583, page 029. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 12/06/2023, number 2023/1555 in MADRID Date of registration: 08/07/2023
Registered acts:
Revocation of powers of attorney.

Registration 106	Date of publication: 20/04/23. Gazette no. 75. Reference no: 01854322023. Registered on Folio M-00512458 volume 36583, page 029. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 21/02/2023, number 2023/431 in MADRID Date of registration: 13/04/2023
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 105	Date of publication: 23/02/23. Gazette no. 38. Reference no: 00958732023. Registered on Folio M-00512458 volume 36583, page 029. Deed authorised before the Notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 02/12/2022, number 2022/3257 in MADRID Date of registration: 16/02/2023
Registered acts:
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 104	Date of publication: 17/11/22. Gazette no. 219. Reference no: 05030772022. Registered on Folio M-00512458 volume 36583, page 029. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 07/10/2022, number 2022/2579 in MADRID Date of registration: 10/11/2022
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 103	Date of publication: 04/11/22. Gazette no. 211. Reference no: 04832412022. Registered on Folio M-00512458 volume 36583, page 028. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 30/09/2022, number 2022/2473 in MADRID Date of registration: 27/10/2022
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 102	Date of publication: 04/11/22. Gazette no. 211. Reference no: 04832402022. Registered on Folio M-00512458 volume 36583, page 028. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 30/09/2022, number 2022/2459 in MADRID Date of registration: 27/10/2022
Registered acts:
Articles of association.

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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Registration 101

Date of publication: 04/11/22. Gazette no. 211. Reference no: 04832392022. Registered on Folio M-00512458 volume 36583, page 028. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 30/09/2022, number 2022/2458 in MADRID Date of registration:

27/10/2022

Registered acts:
Appointment to post.
Dismissal from post.

Registration 100

Date of publication: 19/04/22. Gazette no. 74. Reference no: 01746642022. Registered on Folio M-00512458 volume 36583, page 026. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 05/04/2022, number 2022/844 in MADRID Date of registration:

08/04/2022

Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.

Registration 99	Date of publication: 24/03/22. Gazette no. 58. Reference no: 01309482022. Registered on Folio M-00512458 volume 36583, page 026. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 08/03/2022, number 2022/586 in MADRID Date of registration: 17/03/2022
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.

Registration 98	Date of publication: 18/02/22. Gazette no. 34. Reference no: 00750092022. Registered on Folio M-00512458 volume 36583, page 025. Deed authorised before the Notary public GUTIERREZ MORENO PEDRO LUIS dated 31/01/2022, number 2022/225 in MADRID Date of registration: 11/02/2022
Registered acts:
Granting of powers of attorney.

Registration 97	Date of publication: 01/12/21. Gazette no. 230. Reference no: 05213302021. Registered on Folio M-00512458 volume 36583, page 025. Deed authorised before the Notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 12/11/2021, number 2021/2843 in MADRID Date of registration: 24/11/2021
Registered acts:

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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by accessing the original electronic file of the issuing body at the following address:

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Granting of powers of attorney.

Registration 96	Date of publication: 01/12/21. Gazette no. 230. Reference no: 05213292021. Registered on Folio M-00512458 volume 36583, page 024. Deed authorised before the Notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 12/11/2021, number 2021/2840 in MADRID Date of registration: 24/11/2021
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Registration 95	Date of publication: 13/10/21. Gazette no. 197. Reference no: 04501622021. Registered on Folio M-00512458 volume 36583, page 024. Deed authorised before the Notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 21/09/2021, number 2021/2388 in MADRID Date of registration: 05/10/2021
Registered acts:
Granting of powers of attorney.

Registration 94	Date of publication: 24/08/21. Gazette no. 162. Reference no: 03946792021. Registered on Folio M-00512458 volume 36583, page 023. Deed authorised before the notary public NON-BOARD MEMBER SECRETARY dated 07/06/2021 in MADRID Date of registration: 17/08/2021
Registered acts:
Appointment of a statutory auditor.

Registration 93	Date of publication: 20/08/21. Gazette no. 160. Reference no: 03920372021. Registered on Folio M-00512458 volume 36583, page 023. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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by accessing the original electronic file of the issuing body at the following address:

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03/08/2021, number 2021/2020 in MADRID Date of registration: 13/08/2021
Registered acts:
Appointment of a member of an administrative body.

Registration 92	Date of publication: 15/07/21. Gazette no. 134. Reference no: 03419842021. Registered on Folio M-00512458 volume 36583, page 021. Deed authorised before the Notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 25/06/2021, number 2021/1772 in MADRID Date of registration: 08/07/2021
Registered acts:
Merger by absorption. Subject of origin: LINDORFF IBERIA HOLDING SL

Registration 91	Date of publication: 11/05/21. Gazette no. 87. Reference no: 02199032021. Registered on Folio M-00512458 volume 36583, page 020. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 15/04/2021, number 2021/804 in MADRID Date of registration: 04/05/2021
Registered acts:
Granting of powers of attorney.

Registration 90	Date of publication: 11/05/21. Gazette no. 87. Reference no: 02199022021. Registered on Folio M-00512458 volume 36583, page 019. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 15/04/2021, number 2021/796 in MADRID Date of registration: 04/05/2021
Registered acts:
Appointment of a member of an administrative body.
Appointment of a member of an administrative body.
Resignation of a member of an administrative body.
Resignation of a member of an administrative body.
Resignation of a member of an administrative body.
Appointment to post.
Rectification of published acts (Inscrib).

Registration 89	Date of publication: 07/05/21. Gazette no. 85. Reference no: 02124502021. Registered on Folio M-00512458 volume 36583, page 018. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 10/03/2021, number 2021/456 in MADRID Date of registration: 29/04/2021
Registered acts:

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Appointment of a member of an administrative body.
Appointment of a member of an administrative body.
Appointment of a member of an administrative body.
Appointment of a member of an administrative body.
Appointment of a member of an administrative body.
Resignation of a member of an administrative body.
Resignation of a member of an administrative body.
Resignation of a member of an administrative body.
Resignation of a member of an administrative body.
Cessation of post.

Registration 88	Date of publication: 07/05/21. Gazette no. 85. Reference no: 02124492021. Registered on Folio M-00512458 volume 36583, page 015. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 10/03/2021, number 2021/465 in MADRID Date of registration: 29/04/2021
Registered acts:
Granting of powers of attorney.

Registration 87	Date of publication: 06/04/21. Gazette no. 63. Reference no: 01556012021. Registered on Folio M-00512458 volume 36583, page 012. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 17/11/2020, number 2021/2175 in MADRID Date of registration: 26/03/2021
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Registration 86	Date of publication: 22/02/21. Gazette no. 35. Reference no: 00855282021. Registered on Folio M-00512458 volume 36583, page 012. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 18/01/2021, number 2021/41 in MADRID Date of registration: 15/02/2021
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.

Registration 85	Date of publication: 06/11/20. Gazette no. 215. Reference no: 03814612020. Registered on Folio M-00512458 volume 36583, page 012. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated

Secure Verification Code (CSV): 09999908CD4D9812904B485E

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by accessing the original electronic file of the issuing body at the following address:

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05/10/2020, number 2020/1724 in MADRID Date of registration: 29/10/2020
Registered acts:
Revocation of powers of attorney.

Registration 84	Date of publication: 01/09/20. Gazette no. 169. Reference no: 02913452020. Registered on Folio M-00512458 volume 36583, page 012. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 04/08/2020, number 2020/1322 in MADRID Date of registration: 25/08/2020
Registered acts:
Granting of powers of attorney.

Registration 83

Date of publication: 01/09/20. Gazette no. 169. Reference no: 02913442020. Registered on Folio M-00512458 volume 36583, page 011. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 04/08/2020, number 2020/1317 in MADRID Date of registration:

25/08/2020

Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 82

Date of publication: 06/07/20. Gazette no. 128. Reference no: 02058652020. Registered on Folio M-00512458 volume 36583, page 011. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 01/06/2020, number 2020/740 in MADRID Date of registration:

29/06/2020

Registered acts:
Granting of powers of attorney.

Registration 81

Date of publication: 14/04/20. Gazette no. 71. Reference no: 01428622020. Registered on Folio M-00512458 volume 36583, page 011. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 19/02/2020, number 2020/358 in MADRID Date of registration:

03/04/2020

Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

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Revocation of powers of attorney.

Registration 80	Date of publication: 06/03/20. Gazette no. 46. Reference no: 01053282020. Registered on Folio M-00512458 volume 36583, page 009. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 24/01/2020, number 2020/149 in MADRID Date of registration: 28/02/2020
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Registration 79	Date of publication: 04/10/19. Gazette no. 191. Reference no: 04137542019. Registered on Folio M-00512458 volume 36583, page 009. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 20/09/2019, number 2019/2512 in MADRID Date of registration: 27/09/2019
Registered acts:
Change of sole shareholder.

Registration 78	Date of publication: 03/10/19. Gazette no. 190. Reference no: 04118872019. Registered on Folio M-00512458 volume 36583, page 009. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 16/09/2019, number 2019/2209 in MADRID Date of registration: 26/09/2019
Registered acts:
Appointment of a member of an administrative body.
Appointment of a member of an administrative body.
Resignation of a member of an administrative body.
Resignation of a member of an administrative body.

Registration 77	Date of publication: 04/07/19. Gazette no. 126. Reference no: 02890262019. Registered on Folio M-00512458 volume 36583, page 008. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 18/06/2019, number 2019/1509 in MADRID Date of registration: 27/06/2019
Registered acts:
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Deposit of annual accounts	Index

Year 2023	Ordinary. Deposit date: 14/11/2024 Journal: 2024/ /223811 Deposit: File: 3/2024/249530 Closing date: 31/12/2023. Main CNAE: 8291

Year 2022	Ordinary. Deposit date: 06/11/2023 Journal: 0/255234 Deposit: File: 3/2023/249607 Closing date: 31/12/2022. Main CNAE: 8291

Year 2021	Ordinary. Deposit date: 01/03/2023 Journal: 0/274222 Deposit: File: 3/2023/22476 Closing date: 31/12/2021. Main CNAE: 8291

Year 2020	Ordinary. Deposit date: 07/12/2021 Journal: 0/252348 Deposit: File: 3/2021/262413 Closing date: 31/12/2020. Main CNAE: 8291

Year 2019	Ordinary. Deposit date: 25/06/2021 Journal: 0/46432 Deposit: File: 3/2021/66533 Closing date: 31/12/2019. Main CNAE: 8291

Year 2018	Ordinary. Deposit Date: 05/12/2019 Journal: 0/249485 Deposit: File: 3/2019/235687 Closing date: 31/12/2018. Main CNAE: 8291

Year 2017	Ordinary. Deposit date: 31/10/2018 Journal: 0/205523 Deposit: File: 3/2018/204880 Closing date: 31/12/2017. Main CNAE: 8291

Legalised books			Index

Year 2023	Date of legalisation:	08/07/2024

Year 2022	Date of legalisation:	03/04/2023

Year 2021	Date of legalisation:	05/10/2022

Year 2020	Date of legalisation:	15/10/2021

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Year 2019	Date of legalisation:	15/10/2021

Year 2019	Date of legalisation:	18/11/2022

Year 2018	Date of legalisation:	13/02/2020

Year 2018	Date of legalisation:	18/11/2022

Year 2017	Date of legalisation:	13/02/2020

Year 2017	Date of legalisation:	18/11/2022

Year 2016	Date of legalisation:	09/06/2016

Year 2016	Date of legalisation:	03/05/2017

Year 2016	Date of legalisation:	03/01/2018

Year 2015	Date of legalisation:	26/01/2015

Year 2015	Date of legalisation:	19/05/2015

Year 2015	Date of legalisation:	27/05/2016

Year 2015	Date of legalisation:	18/10/2016

Year 2014	Date of legalisation:	09/06/2015

Year 2013	Date of legalisation:	02/07/2014

Year 2012	Date of legalisation:	29/07/2013

Year 2011	Date of legalisation:	31/03/2011

Year 2011	Date of legalisation:	24/07/2012

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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This information is provided with reference to the data contained in the digital file of the Commercial Registry and is purely informative. In the event of any discrepancy, the content of the entries in the register shall prevail over the index maintained by digital procedures. The certificate issued by the Commercial Registrar is the only means of reliably certifying the content of the registrations and other documents filed or deposited at the Registry (Article 77 of the Commercial Registry Regulations).

BASIC INFORMATION ON PERSONAL DATA PROTECTION

Data Controller: Registrar/Entity listed in the header of the document. For further information, please see the other data protection information.

Purpose of processing: To provide the requested registration service including the practice of associated notifications and, where appropriate, invoicing thereof, as well as to comply with the legislation on money laundering and terrorist financing that may include profiling.

Legal basis for processing: The processing of the data is necessary: for the performance of a task carried out in the public interest or in exercise of public powers vested in the registrar, in compliance with the relevant legal obligations, as well as for the performance of the requested service.

Rights: Mortgage and commercial legislation establish a special regime with regard to the exercise of certain rights, and therefore the provisions of these will be complied with. For matters not provided for in the registry regulations, the provisions of data protection legislation shall apply, as indicated in the details of the additional information. In any case, the exercise of the rights recognised by the data protection legislation to the data owners shall comply with the requirements of the registration procedure.

Categories of data: Identity data, contact data, other data available in the additional data protection information.

Recipients: Processing of data by other recipients is foreseen. No international transfers are foreseen.

Sources from which the data originate: The data may come from: the data subject himself/herself, the presenter, the legal representative, Management/Advisory.

Other data protection information: Available at https://www.registradores.org/politica-de-privacidad- servicios-registrales depending on the type of registration service requested.

Secure Verification Code (CSV): 09999908CD4D9812904B485E

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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